AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

      AMENDMENT NO. 1 to the Employment Agreement between Medicore, Inc. (the "Company") and Thomas K. Langbein ("Langbein") dated April 27, 2004 (the "Agreement"), made this 21st day of October, 2004.

     1. Langbein agrees that the election he has as set forth in Section 8(a) of the Agreement, at his discretion, to obtain from Medicore in lieu of a Lump Sum Payment, 400,000 shares of Medicore common stock, $.01 par value, shall not be exercised until such election is presented to and approved by Medicore shareholders.

     2. All capitalized terms shall have the meanings as defined in the Agreement, except as defined in this Amendment No. 1 to the Agreement.

     3. All other terms and provisions of the Agreement shall remain in full force and effect, except as otherwise modified by this Amendment No. 1 to the Agreement.

                                       MEDICORE, INC.

                                          /s/ Daniel R. Ouzts
                                       By:--------------------------------
                                          DANIEL R. OUZTS, Vice President

                                       THOMAS K. LANGBEIN

                                          /s/ Thomas K. Langbein
                                       By:--------------------------------
                                          THOMAS K. LANGBEIN